SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                             February 17, 1997
                     ---------------------------------
                     (Date of earliest event reported)

                            Destec Energy, Inc.
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           (Exact name of Registrant as specified in its charter)

Delaware               1-10592                   38-2875546
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(State of          (Commission File No.)      (IRS Employer
Incorporation)                                Identification No.)

                       2500 CityWest Blvd., Suite 150
                            Houston, Texas 77042
        ------------------------------------------------------------
        (Address of principal executive offices, including zip code)

                               (713) 735-4000
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            (Registrant's telephone number, including area code)

                               Not Applicable
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)




Item 5.     Other Events

            On February 18, 1997, Destec Energy, Inc. (the "Registrant") and NGC Corporation ("NGC") announced that they have entered into an Agreement and Plan of Merger, dated as of February 17, 1997 (the "Agreement"). Under the terms of the Agreement, NGC Acquisition Corporation II ("NGC Acquisition"), a wholly owned subsidiary of NGC, will merge with and into the Registrant and each outstanding share of the Registrant's common stock will be converted into the right to receive $21.65 per share in cash. Following the merger, the Registrant will become a wholly owned subsidiary of NGC.

            Pursuant to the terms of the Agreement, The Dow Chemical Company ("Dow"), which currently owns over 80 percent of the Registrant, has agreed to vote its shares in favor the approval and adoption of the Agreement and the transactions contemplated thereby.

            The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 99.1 hereto and is incorporated by reference herein. The press release announcing the Agreement is attached as Exhibit 99.2 hereto and is incorporated by reference herein.

Item 7.     Financial Statement, Pro Forma Financial Information and
            Exhibits.

      (c)   Exhibits

            99.1 Agreement and Plan of Merger, dated as of February 17, 1997, by and among the Registrant, Dow, NGC and NGC Acquisition.

            99.2        Press release issued by the
                        Registrant on February 18, 1997.


                                SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DESTEC ENERGY, INC.


                              By:   /s/ Marian M. Davenport
                                    -----------------------
                                    Marian M. Davenport
                                    Vice President, General
                                    Counsel and Secretary

Dated: February 20, 1997




                               EXHIBIT INDEX

Exhibit                       Description

99.1 Agreement and Plan of Merger, dated as of February 17, 1997, by and among Destec Energy,
                             Inc., The Dow Chemical Company,
                             NGC Corporation and NGC
                             Acquisition Corporation II.

99.2                         Press release issued by Destec
                             Energy, Inc. on February 18,
                             1997.